UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 18, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2

Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; the amount and timing of the benefits expected from acquisitions or other transactions or from new or updated products or services; other potential sources of additional revenue. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers and strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA); our ability to attract and retain qualified personnel; and uncertainties regarding the outcome of the previously-announced process of exploring alternatives with respect to Emdeon Business Services and Emdeon Practice Services and its effects on those segments. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     Exhibit 99.1 furnished with this Current Report on Form 8-K includes historical and forward-looking financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include: our earnings before interest, taxes, non-cash and other items (which we refer to as “Adjusted EBITDA”); and related per share amounts. Exhibit 99.2 furnished with this Current Report includes: a reconciliation of historical non-GAAP financial measures to historical GAAP financial measures; and a reconciliation of forward-looking non-GAAP financial measures to forward-looking GAAP financial measures. We believe that the above non-GAAP measures, and changes in those measures, are meaningful indicators of our company’s performance and provide additional information that our management finds useful in evaluating such performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition
     On April 18, 2006, Emdeon Corporation issued a press release announcing its preliminary financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and a copy of the schedules that accompanied the press release is attached as Exhibit 99.2. Exhibits 99.1 and 99.2 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously announced, Emdeon will release financial results for the three months ended March 31, 2006 at approximately 4:00 pm (ET) on Thursday, May 4, 2006. Emdeon will host a conference call at 4:45 pm (ET) on that day to discuss these results. Investors can access the call via webcast at www.emdeon.com (in the About Emdeon section). A replay of the call and a copy of the earnings press release will be available at the same web address.

     As previously announced, WebMD Health Corp. will release financial results for the three months ended March 31, 2006 at approximately 4:00 pm (ET) on Tuesday, May 2, 2006. WebMD will host a conference call at 4:45 pm (ET) on that day to discuss these results. Investors can access the call via webcast at www.wbmd.com (in the Investor Relations section). A replay of the call and a copy of the earnings press release will be available at the same web address. Emdeon owns approximately 85.8% of the outstanding common stock of the WebMD Health Corp.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished herewith:

	99.1	Press Release, dated April 18, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended March 31, 2006

	99.2	Schedules accompanying Exhibit 99.1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: April 18, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 18, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended March 31, 2006
99.2	Schedules accompanying Exhibit 99.1